EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 21, 2000 included in Veterinary Centers of America, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in or made a part of this registration statement.

                                                /S/ ARTHUR ANDERSEN LLP
                                                -----------------------------
                                                ARTHUR ANDERSEN LLP



Los Angeles, California
May 2, 2000